                                                                   Exhibit 99.95

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 33
SERVICER REPORT DATE 12-May-03                               Beginning  1-Apr-03
DISTRIBUTION DATE:   15-May-03                                  Ending 30-Apr-03
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      BEG PRINCIPAL      BEG PRINCIPAL        PRINCIPAL            INTEREST           TOTAL           END PRINCIPAL
                         BALANCE            BALANCE          DISTRIBUTION        DISTRIBUTION      DISTRIBUTION          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS A-1 NOTES    $167,692,000.00              $0.00                  -               $0.00                 -              $0.00
  CLASS A-2 NOTES    $227,084,000.00              $0.00              $0.00               $0.00                 -              $0.00
  CLASS A-3 NOTES    $196,340,000.00              $0.00              $0.00               $0.00                 -              $0.00
  CLASS A-4 NOTES    $100,615,000.00     $98,858,391.26      $9,220,777.09         $589,031.25      9,809,808.34     $89,637,614.17
-----------------------------------------------------------------------------------------------------------------------------------
    NOTE TOTALS      $691,731,000.00     $98,858,391.26      $9,220,777.09         $589,031.25     $9,809,808.34     $89,637,614.17
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1,000

                              PRINCIPAL          INTEREST         END PRINCIPAL
                            DISTRIBUTION       DISTRIBUTION          BALANCE
--------------------------------------------------------------------------------
   CLASS A-1 NOTES                     -                 -                    -
   CLASS A-2 NOTES                     -                 -                    -
   CLASS A-3 NOTES                     -                 -                    -
   CLASS A-4 NOTES           91.64415932        5.85430848         890.89712439
--------------------------------------------------------------------------------
     NOTE TOTALS             91.64415932        5.85430848         890.89712439
--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES

                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                           COLLECTION PERIOD  33
SERVICER RPT DATE:  12-May-03                               BEGINNING: 01-Apr-03
DISTRIBUTION DATE:  15-May-03                                  ENDING: 30-Apr-03
--------------------------------------------------------------------------------

       I. Note Distributable Amounts

                Principal      Interest           Total       Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            -----------------------------------------------------------------------------------------------------------------
CLASS A-1   $            -   $          -    $            -      $           -         $          -        $             -
CLASS A-2   $            -   $          -    $            -      $           -         $          -        $             -
CLASS A-3   $            -   $          -    $            -      $           -         $          -        $             -
CLASS A-4   $ 9,220,777.09   $ 589,031.25    $ 9,809,808.34      $ 91.64415932         $ 5.85430848        $   97.49846780
            -----------------------------------------------------------------------------------------------------------------
  TOTAL     $ 9,220,777.09   $ 589,031.25    $ 9,809,808.34      $ 91.64415932         $ 5.85430848        $   97.49846780


  II. Pool Balance at the end of the Collection Period                                                     $ 96,625,077.92

 III. Insurance Premium                                                                                    $     13,819.00

  IV. Spread Account Balance

          (A) Balance after Deposits/Withdrawals for prior Distribution Date                               $  3,493,592.32
          (B) Balance after Deposits/Withdrawals for current Distribution Date                             $  3,581,046.78

   V. Spread Account Required Amount                                                                       $  3,493,592.32

  VI. Spread Account Withdrawals
          (A) Withdrawal to make required payments under 4.03                                              $             0
          (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                      $             0

 VII. Servicing Fee                                                                                             138,088.38

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                      $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                  $             0

   X. Available Funds                                                                                      $ 10,046,281.00

  XI. Insured Payment (if any)                                                                             $             0

 XII. Note Principal and Interest Carryover Shortfalls

             Note Principal        Note Interest
          Carryover Shortfall   Carryover Shortfall    Total
          ---------------------------------------------------
CLASS A-1        $0.00                 $0.00           $0.00
CLASS A-2        $0.00                 $0.00           $0.00
CLASS A-3        $0.00                 $0.00           $0.00
CLASS A-4        $0.00                 $0.00           $0.00
          ---------------------------------------------------
  TOTAL          $0.00                 $0.00           $0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

          Current Distribution Date    Prior Distribution Date
                Note Principal              Note Principal                 Change in Note
             Carryover Shortfall         Carryover Shortfall       Principal Carryover Shortfall
          --------------------------------------------------------------------------------------
CLASS A-1        $0.00                        $0.00                            $0.00
CLASS A-2        $0.00                        $0.00                            $0.00
CLASS A-3        $0.00                        $0.00                            $0.00
CLASS A-4        $0.00                        $0.00                            $0.00
          --------------------------------------------------------------------------------------
  TOTAL          $0.00                        $0.00                            $0.00

           Prior Distribution Date   Current Distribution Date
                Note Interest             Note Interest                 Change in Note          20561756.65
             Carryover Shortfall       Carryover Shortfall       Interest Carryover Shortfall
           ----------------------------------------------------------------------------------
CLASS A-1        $0.00                      $0.00                           $0.00
CLASS A-2        $0.00                      $0.00                           $0.00
CLASS A-3        $0.00                      $0.00                           $0.00
CLASS A-4        $0.00                      $0.00                           $0.00
           ----------------------------------------------------------------------------------
  TOTAL          $0.00                      $0.00                           $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 33
SERVICER RPT DATE: 12-May-03                                 BEGINNING: 1-Apr-03
DISTRIBUTION DATE: 15-May-03                                   ENDING: 30-Apr-03
--------------------------------------------------------------------------------

  IX. Delinquency Ratio

          A. Delinquency Statistics

                                                                                                                         0

                  Days                      Outstanding           Past Due
               Delinquent       Units        Principal             Amount
            ----------------------------------------------------------------
                 31- 60          540       3,130,164.51          381,116.37
                 61- 90           90         522,209.06           94,461.34
                 91- 120          17          96,476.23           21,742.78
                  121+             0                  -                   -
            ----------------------------------------------------------------
                 TOTAL           647       3,748,849.80          497,320.49


          B. Delinquency Percentage

             (1) Principal balance of delinquent contracts between 30 and 120 days                          $   3,748,849.80
             (2) Pool Principal Balance Beginning of Collection Period                                      $ 105,845,855.01
             (3) Delinquency Percentage (Line 1/Line 2)                                                                 3.54%

   X. Principal Balance of repossessed Financed Vehicles in inventory       Units    Principal
                                                                            -----   -----------
                                                                            -       $      0.00

  XI. Liquidation Proceeds received from Defaulted Contracts                        $294,670.43

                          ANRC AUTO OWNER TRUST 2000-A
                       CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 33
DISTRIBUTION DATE: 15-May-03                                  BEGINNING 1-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION:

A. Original Pool Balance                                                                            698,718,463.75

B. Beginning of Period Outstanding Pool Balance                                                     105,845,855.01

C. Monthly Principal Amounts

   (1)  Monthly Scheduled Payments                                                                    5,654,970.63
   (2)  Full Prepayments (excluding Purchased Receivables)                                            3,134,130.46
   (3)  Defaulted Contracts during period                                                               433,446.05
   (4)  Receivables becoming Purchased Receivables during period                                                 -
   (5)  Other Receivables adjustments                                                                    (1,770.05)

   Total Monthly Principal Amounts                                                                    9,220,777.09

D. Total Monthly Payments allocable to Interest                                                         954,002.89

E. End of period Outstanding Pool Balance                                                            96,625,077.92

F. Pool Factor                                                                                            0.138289

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                              Class A-1    Class A-2   Class A-3         Class A-4
                                                              ----------   ---------   ---------         ---------

A. Beginning of period Outstanding Principal Balance                   -           -           -     98,858,391.26

B. Noteholders' Principal Distributable Amount                         -           -        0.00      9,220,777.09
C. Noteholders' Interest Distributable Amount                          -           -        0.00        589,031.25
                                                            ------------------------------------------------------
D. Note Distributable Amount                                           -           -           -      9,809,808.34
E. Note Principal Carryover Shortfall                                  0           0           0                 0
F. Note Interest Carryover Shortfall                                   0           0           0                 0
                                                                       0           0           0                 0

H. End of period Outstanding Principal Balance                         -           -           -     89,637,614.17

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

   A. Available Funds in Collection Account:

          (1)  Monthly Scheduled Payments on Receivables during period
               (including partial prepays)
               (a) Principal                                                                          5,654,970.63
               (b) Interest                                                                             927,143.10
          (2)  Full Prepayments collected during period
               (a) Principal                                                                          2,961,495.46
               (b) Interest                                                                              25,640.47
          (3)  Net Liquidation Proceeds collected during period                                        $294,670.43
          (4)  Net Insurance Proceeds collected

                          ANRC AUTO OWNER TRUST 2000-A
                       CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 33
DISTRIBUTION DATE: 15-May-03                                 BEGINNING 01-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

                 during period
                 (a) Principal                                                                  172,635.00
                 (b) Interest                                                                     1,219.32

            (5)  Purchase Amounts deposited in Collection Account                                        0
            (6)  Investment Earnings - Collection Account                                  $      8,506.59

            Total Available Funds in Collection Account                                      10,046,281.00

B. Available Funds in Payment Account:

            (1) Available Funds transferred from Collection Account                        $ 10,046,281.00
            (2) Amount withdrawn from Spread Account and deposited to Payment Account      $             -
            (3) Insured Payment deposited to Payment Account                               $             -

            Total Available Funds in Payment Account                                       $ 10,046,281.00

C. Distributions from Payment Account:

            (1) Monthly Servicing Fee                                                           138,088.38
            (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                 0
            (3) Owner Trustee Fees (if paid from Available Funds)                                        0
            (4) Indenture Trustee Fees (if paid from Available Funds)                                    0
            (5) Insurance Premium                                                                13,819.00
            (6) Note Interest Distributable Amount
                    (a) Class A - 1                                                                      -
                    (b) Class A - 2                                                                      -
                    (c) Class A - 3                                                                      -
                    (d) Class A - 4                                                             589,031.25
            (7) Final Scheduled Distribution Date Note Principal Distributable Amount

                    (a) Class A - 1                                                                      0
                    (b) Class A - 2                                                                      0
                    (c) Class A - 3                                                                      0
                    (d) Class A - 4                                                                      0
            (8) Note Principal Distributable Amount

                    (a) Class A - 1                                                                      -
                    (b) Class A - 2                                                                      -
                    (c) Class A - 3                                                                      -
                    (d) Class A - 4                                                           9,220,777.09
            (9)  Reimbursement Amounts Owing to Insurer                                                  0
            (10) Spread Account Deposit (to increase to Required Amount)                         84,565.28
            (11) Indenture or Owner Trustee Fees (not paid under C)                                      0
            (12) Re-Liening Expenses                                                                     0
                 (To the extent not paid by Servicer)
            (13) Transition Costs and Additional Servicing Fee to Successor Servicer                     0
            (14) After Servicer Default, remaining Available Funds deposited                             0
                 in Note Distribution Account

            Total Distributions                                                              10,046,281.00

D. Excess Available Funds  (or shortfall)                                                                -

                          ANRC AUTO OWNER TRUST 2000-A
                       CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 33
DISTRIBUTION DATE: 15-May-03                                 BEGINNING 01-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

   E. Remaining Available Funds to holder of Residual Interest Certificate     0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

           A. Available Funds Transferred from Collection Account to Payment Account                    $ 10,046,281.00
           B. Distributions required under 4.03 (a)(i) through (vii)                                    $  9,961,715.72
           C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                        $             -
           D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                          0

V. SPREAD ACCOUNT BALANCE

           A. Spread Account Balance After Deposit/Disbursements

                (1) Beginning Spread Account Balance                                                    $  3,493,592.32
                (2) Investment Income Deposited to Spread Account                                       $      2,889.18
                (3) Withdrawal to make required payments under 4.03                                     $             -
                (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                           0
                (5) Deposit to Spread Account after Disbursements                                       $     84,565.28
                (6) Spread Account Balance after Deposit/Disbursments                                   $  3,581,046.78

           B. Spread Account Required Amount                                                            $  3,493,592.32

                (1) 2.5% of Pool Balance                                                                $  2,415,626.95
                But in no event less than the lesser of (a) or (b)
                          (a) .5% of Original Pool Balance                                              $  3,493,592.32
                          (b) Outstanding Principal Amount of All Notes                                 $ 89,637,614.17

           C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                       0

           D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                      87,454.46

VI. INSURED PAYMENTS

           A. Available Funds Transferred from Collection Account to Payment Account                    $ 10,046,281.00
           B. Available Funds Transferred from Spread Account to Payment Account                        $             0
           C. Note Interest Distributable Amount                                                             589,031.25
           D. Guaranteed Note Principal Amount                                                          $             0
           E. Deficiency Amount                                                                         $             0
              (Min:(Lines A+B-C-D) and $0.00)                                                           $             0
           F. Preference Amount                                                                         $             0
           G. Insured Payment (lines E+F)                                                               $             0

                                Note Principal            Note Interest
                        Carryover Shortfall      Carryover Shortfall       Total
      CLASS A-1                       $0.00                    $0.00       $0.00
      CLASS A-2                       $0.00                    $0.00       $0.00
      CLASS A-3                       $0.00                    $0.00       $0.00
      CLASS A-4                       $0.00                    $0.00       $0.00
--------------------------------------------------------------------------------
        TOTAL                         $0.00                    $0.00       $0.00

                   Current Distribution Date   Prior Distribution Date
                        Note Principal              Note Principal                Change in Note
                      Carryover Shortfall        Carryover Shortfall      Principal Carryover Shortfall
      CLASS A-1                    $0.00                    $0.00                            $0.00
      CLASS A-2                    $0.00                    $0.00                            $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 33
DISTRIBUTION DATE: 15-May-03                                 BEGINNING 01-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

CLASS A-3              $0.00                   $0.00                       $0.00
CLASS A-4              $0.00                   $0.00                       $0.00
--------------------------------------------------------------------------------
  TOTAL                $0.00                   $0.00                       $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Interest               Note Interest                Change in Note
               Carryover Shortfall         Carryover Shortfall     Interest Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1           $0.00                   $0.00                            $0.00
CLASS A-2           $0.00                   $0.00                            $0.00
CLASS A-3           $0.00                   $0.00                            $0.00
CLASS A-4           $0.00                   $0.00                            $0.00
----------------------------------------------------------------------------------------------
  TOTAL             $0.00                   $0.00                            $0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                           $ 8,004,987.73

VIII. DELINQUENCY RATIO

         A. Delinquency Statistics

   Days                           Outstanding                     Past Due
Delinquent        Units            Principal                       Amount
--------------------------------------------------------------------------------
  31- 60            540          $ 3,130,164.51                     $ 381,116.37
  61- 90             90          $   522,209.06                     $  94,461.34
  91- 120            17          $    96,476.23                     $  21,742.78
   121+               0          $            -                     $          -
--------------------------------------------------------------------------------
   TOTAL            647            3,748,849.80                       497,320.49

         B. Delinquency Percentage

            (1) Principal balance of delinquent contracts between 30 and 120 days              $   3,748,849.80
            (2) Pool Principal Balance Beginning of Collection Period                          $ 105,845,855.01
            (3) Delinquency Percentage (Line 1/Line 2)                                                     3.54%

IX. CUMULATIVE NET LOSS RATIO

                (1)  Principal Balance of Defaulted Contracts in current Collection Period     $     433,446.05
                (2)  Cumulative Defaulted Contracts Including Defaulted Contracts in current
                     Collection Period                                                         $  42,736,014.20
                (3)  Net Liquidation Proceeds collected during current Collection Period       $     294,670.43
                (4)  Cumulative Net Liquidation Proceeds Including Net Liquidation Proceeds
                     in current Collection Period                                              $  21,459,395.24
                (5)  Original Pool Balance                                                     $ 698,718,463.75
                (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                3.045%

X. REPOSSESSED INVENTORY

                                                                                           Units   Principal
                                                                                           -----   ---------
                A. Principal Balance of repossessed Financed Vehicles (beg.)                 0                -
                B. Repossessed Financed Vehicles (Principal)                                       $ 509,804.70
                C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)          $ 294,670.43
                D. Realized losses on sale of repossessed Financed Vehicles (Principal)            $ 215,134.27
                                                                                          ---------------------
                E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)       0     $          -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A
--------------------------------------------------------------------------------
     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12th day of May, 2003.

                                          /s/ James J. Teufel
                                          --------------------------------------
                                          Name: James J. Teufel
                                          Title. Assistant Treasurer